                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 15, 2001


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)






New York                                 1-892                  34-0252680
(State or Other                       (Commission              (IRS Employer
Jurisdiction of                       File Number)           Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits

                  Exhibit 99.1 The B.F.Goodrich Company press release dated May 14, 2001 titled "CSFB Aerospace Finance Conference to Webcast Goodrich Presentation".

                  Exhibit 99.2      Excerpts from presentation materials of
                                    the Chairman and Chief Executive Officer of
                                    The B.F.Goodrich Company to be delivered on May 15, 2001 at the Credit Suisse First Boston/Aviation Week Aerospace Finance Conference.

ITEM 9.  REGULATION FD DISCLOSURE

         David L. Burner, Chairman and Chief Executive Officer of The B.F.Goodrich Company, will address the Credit Suisse First Boston/Aviation Week Aerospace Finance Conference in New York City on Tuesday, May 15, 2001.

         Details regarding the means by which interested persons may listen to the address and view the related presentation materials are set forth in the press release filed as Exhibit 99.1 hereto. Excerpts from the presentation materials to be delivered by Mr. Burner at the conference are filed as Exhibit
99.2 hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE B.F.GOODRICH COMPANY
                                          (Registrant)


Date:  May 15, 2001                       By:      /s/ Kenneth L. Wagner
                                                   ---------------------------
                                                   Kenneth L. Wagner
                                                   Assistant Secretary

                                       3